EXHIBIT 10.2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THIS NOTE UNDER THE ACT OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.


                           SELECT COMFORT CORPORATION

                           NOTE DUE SEPTEMBER 28, 2006

Amount: $5,000,000.00                                   Date: September 28, 2001
Rate: 12%                                         Maturity: September   28, 2006

     FOR VALUE RECEIVED, the undersigned, SELECT COMFORT CORPORATION, a Minnesota corporation (the "Company"), and SELECT COMFORT RETAIL CORPORATION, SELECT COMFORT DIRECT CORPORATION, SELECT COMFORT SC CORPORATION, DIRECT CALL CENTERS, INC., AND SELECTCOMFORT.COM CORPORATION, all of which are Minnesota corporations, (the "Subsidiaries") (the Company and the Subsidiaries being each a "Loan Party" and collectively the "Loan Parties"), hereby jointly and severally promise to pay to MEDALLION CAPITAL, INC. ("Lender"), a Minnesota corporation and a licensee under the Small Business Investment Act of 1958, at its office at 7831 Glenroy Road, Suite 480, Minneapolis, Minnesota 55439-3132, the principal amount of Five Million Dollars ($5,000,000) together with interest on the unpaid principal balance from the date hereof at the rate of 12% per annum, provided that in the event of a Default as defined in the Loan Agreement referred to below which continues for 90 consecutive days, the unpaid principal balance shall bear interest at a rate equal to the lesser of 19% per annum or the maximum amount permitted by law from the date of such Default until the Default is waived by the Lender in writing or cured to the satisfaction of the Lender. Interest calculations shall be based on a 360-day year and a 10 year amortization schedule.

     Interest shall accrue without payment until October 1, 2001. Thereafter, principal and interest shall be due and payable as provided in the attached amortization schedule, with the final installment of principal and interest due on September 28, 2006, in the amount necessary to repay in full the unpaid principal and interest. All payments received will be first applied to unpaid interest with any remainder being applied toward principal reduction.

     This Note has been delivered in conjunction with a Loan Agreement dated September 28, 2001, by and among the Company, the Lender and the Loan Parties referred to therein. Any capitalized terms in this Note shall have the same meaning as set forth in the Loan Agreement.

     This Note is subject to prepayment in whole or part at any time at the option of the Company. In the case of any prepayment of less than the total principal amount outstanding on the Note, the prepayment shall be applied first to the interest owed and then to installments of principal in the inverse order of their maturity. In the event of prepayment of principal, the following prepayment fees shall apply:

                                         Percent of Prepaid Principal
           Prepayment Date               Due as Prepayment Penalty
           ------------------------     -----------------------------

           September 28, 2002            5%
           September 28, 2003            4%
           September 28, 2004            3%
           September 28, 2005            2%
           July 28, 2006                 1%

     Notwithstanding  the  foregoing,  Lender agrees to waive the prepayment fee
(i) if the closing sale price of the Company's common stock (as reported on NASDAQ) is $4.00 or more per share for the 90 consecutive calendar day period immediately prior to such prepayment, or (ii) if all of the shares obtained upon exercise of the Warrant have actually been sold for an average price of $4.00 per share (without deduction for selling costs).

     Upon the occurrence of any Default (as defined in the Loan Agreement) the Lender shall have all the rights and remedies provided in the Loan Agreement and the other agreements securing this Note.

     The Company agrees, if this Note is placed in the hands of an attorney for collection after the occurrence of a Default, to pay reasonable attorneys' fees and other costs as permitted by law. The Company waives demand for payment, presentment, notice of dishonor, notice of non-payment, diligence in collecting, grace, notice and protest. No release of any security for this Note or extension of time for payment of this Note shall release or modify the liability of the Company under this Note.

     This Note shall be governed by the laws of the State of Minnesota and shall be binding upon the Company, its successors and assigns, and shall inure to the benefit of the holder hereof, its successors and assigns.

SELECT COMFORT CORPORATION

By:  /s/ Mark A. Kimball
     ------------------------------------------
       Mark A. Kimball, Senior Vice President

SELECT COMFORT RETAIL CORPORATION

By:  /s/ Mark A. Kimball
     ------------------------------------------
       Mark A. Kimball, Senior Vice President

SELECT COMFORT DIRECT CORPORATION

By:  /s/ Mark A. Kimball
     ------------------------------------------
       Mark A. Kimball, Senior Vice President

SELECT COMFORT SC CORPORATION

By:  /s/ Mark A. Kimball
     ------------------------------------------
       Mark A. Kimball, Senior Vice President

DIRECT CALL CENTERS, INC.

By:  /s/ Mark A. Kimball
     ------------------------------------------
       Mark A. Kimball, Senior Vice President

SELECTCOMFORT.COM CORPORATION

By:  /s/ Mark A. Kimball
     ------------------------------------------
       Mark A. Kimball, Senior Vice President

                                                                          09/26/2001      Page 1
-------------------------------------------------------------------------------------------------
Select Comfort
-------------------------------------------------------------------------------------------------

Compound Period......:       Monthly

Nominal Annual Rate..:     12.000   %
Effective Annual Rate:     12.683   %
Periodic Rate........:      1.0000  %
Daily Rate...........:      0.03333 %

CASH FLOW DATA
-------------------------------------------------------------------------------------------------
      Event            Start Date          Amount          Number      Period       End Date
-------------------------------------------------------------------------------------------------
1  Loan                09/28/2001        5,000,000.00          1
2  Payment             11/01/2001       Interest Only         24      Monthly      10/01/2003
3  Payment             11/01/2003           71,735.47         36      Monthly      10/01/2006
4  Payment             10/01/2006        4,063,703.80          1

AMORTIZATION SCHEDULE - Normal Amortization, 360 Day Year

        Date               Payment           Interest           Principal           Balance
-------------------------------------------------------------------------------------------------
 Loan  09/28/2001                                                                  5,000,000.00
    1  11/01/2001          55,050.00          55,050.00              0.00          5,000,000.00
    2  12/01/2001          50,000.00          50,000.00              0.00          5,000,000.00
 2001  Totals             105,050.00         105,050.00              0.00          5,000,000.00

    3  01/01/2002          50,000.00          50,000.00              0.00          5,000,000.00
    4  02/01/2002          50,000.00          50,000.00              0.00          5,000,000.00
    5  03/01/2002          50,000.00          50,000.00              0.00          5,000,000.00
    6  04/01/2002          50,000.00          50,000.00              0.00          5,000,000.00
    7  05/01/2002          50,000.00          50,000.00              0.00          5,000,000.00
    8  06/01/2002          50,000.00          50,000.00              0.00          5,000,000.00
    9  07/01/2002          50,000.00          50,000.00              0.00          5,000,000.00
   10  08/01/2002          50,000.00          50,000.00              0.00          5,000,000.00
   11  09/01/2002          50,000.00          50,000.00              0.00          5,000,000.00
   12  10/01/2002          50,000.00          50,000.00              0.00          5,000,000.00
   13  11/01/2002          50,000.00          50,000.00              0.00          5,000,000.00
   14  12/01/2002          50,000.00          50,000.00              0.00          5,000,000.00
 2002  Totals             600,000.00         600,000.00              0.00

   15  01/01/2003          50,000.00          50,000.00              0.00          5,000,000.00
   16  02/01/2003          50,000.00          50,000.00              0.00          5,000,000.00
   17  03/01/2003          50,000.00          50,000.00              0.00          5,000,000.00
   18  04/01/2003          50,000.00          50,000.00              0.00          5,000,000.00
   19  05/01/2003          50,000.00          50,000.00              0.00          5,000,000.00
   20  06/01/2003          50,000.00          50,000.00              0.00          5,000,000.00
   21  07/01/2003          50,000.00          50,000.00              0.00          5,000,000.00
   22  08/01/2003          50,000.00          50,000.00              0.00          5,000,000.00
   23  09/01/2003          50,000.00          50,000.00              0.00          5,000,000.00
   24  10/01/2003          50,000.00          50,000.00              0.00          5,000,000.00
   25  11/01/2003          71,735.47          50,000.00         21,735.47          4,978,264.53
   26  12/01/2003          71,735.47          49,782.65         21,952.82          4,956,311.71
 2003  Totals             643,470.94         599,782.65         43,688.29



                                                                          09/26/2001      Page 2
-------------------------------------------------------------------------------------------------
Select Comfort
-------------------------------------------------------------------------------------------------
        Date               Payment           Interest           Principal           Balance
-------------------------------------------------------------------------------------------------

   27  01/01/2004          71,735.47          49,563.12          22,172.35       4,934,139.36
   28  02/01/2004          71,735.47          49,341.39          22,394.08       4,911,745.28
   29  03/01/2004          71,735.47          49,117.45          22,618.02       4,889,127.26
   30  04/01/2004          71,735.47          48,891.27          22,844.20       4,866,283.06
   31  05/01/2004          71,735.47          48,662.83          23,072.64       4,843,210.42
   32  06/01/2004          71,735.47          48,432.10          23,303.37       4,819,907.05
   33  07/01/2004          71,735.47          48,199.07          23,536.40       4,796,370.65
   34  08/01/2004          71,735.47          47,963.71          23,771.76       4,772,598.89
   35  09/01/2004          71,735.47          47,725.99          24,009.48       4,748,589.41
   36  10/01/2004          71,735.47          47,485.89          24,249.58       4,724,339.83
   37  11/01/2004          71,735.47          47,243.40          24,492.07       4,699,847.76
   38  12/01/2004          71,735.47          46,998.48          24,736.99       4,675,110.77
 2004  Totals             860,825.64         579,624.70         281,200.94

   39  01/01/2005          71,735.47          46,751.11          24,984.36       4,650,126.41
   40  02/01/2005          71,735.47          46,501.26          25,234.21       4,624,892.20
   41  03/01/2005          71,735.47          46,248.92          25,486.55       4,599,405.65
   42  04/01/2005          71,735.47          45,994.06          25,741.41       4,573,664.24
   43  05/01/2005          71,735.47          45,736.64          25,998.83       4,547,665.41
   44  06/01/2005          71,735.47          45,476.65          26,258.82       4,521,406.59
   45  07/01/2005          71,735.47          45,214.07          26,521.40       4,494,885.19
   46  08/01/2005          71,735.47          44,948.85          26,786.62       4,468,098.57
   47  09/01/2005          71,735.47          44,680.99          27,054.48       4,441,044.09
   48  10/01/2005          71,735.47          44,410.44          27,325.03       4,413,719.06
   49  11/01/2005          71,735.47          44,137.19          27,598.28       4,386,120.78
   50  12/01/2005          71,735.47          43,861.21          27,874.26       4,358,246.52
 2005  Totals             860,825.64         543,961.39         316,864.25

   51  01/01/2006          71,735.47          43,582.47          28,153.00       4,330,093.52
   52  02/01/2006          71,735.47          43,300.94          28,434.53       4,301,658.99
   53  03/01/2006          71,735.47          43,016.59          28,718.88       4,272,940.11
   54  04/01/2006          71,735.47          42,729.40          29,006.07       4,243,934.04
   55  05/01/2006          71,735.47          42,439.34          29,296.13       4,214,637.91
   56  06/01/2006          71,735.47          42,146.38          29,589.09       4,185,048.82
   57  07/01/2006          71,735.47          41,850.49          29,884.98       4,155,163.84
   58  08/01/2006          71,735.47          41,551.64          30,183.83       4,124,980.01
   59  09/01/2006          71,735.47          41,249.80          30,485.67       4,094,494.34
   60  10/01/2006          71,735.47          40,944.94          30,790.53       4,063,703.81
   61  10/01/2006       4,063,703.80               0.01       4,063,703.81               0.00
 2006  Totals           4,781,058.50         422,811.98       4,358,246.52

Grand Totals            7,851,230.72       2,851,230.72       5,000,000.00